UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2023

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 Champions Gateway

Canton, OH 44708

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 754-3427

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 0.064578 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Assignment, Joinder and Amendment of $10,000,000 Loan Agreement

As previously disclosed, HOF Village Retail I, LLC and HOF Village Retail II, LLC (collectively, “Retail”), which are wholly-owned subsidiaries of Hall of Fame Resort & Entertainment Company (the “Company”), and The Huntington National Bank (“HNB”) entered into the Loan Agreement dated September 27, 2022 (the “Loan Agreement”), pursuant to which HNB agreed to loan up to Ten Million Dollars ($10,000,000) to Retail for the purpose of financing improvements to two leasehold parcels of real property in Hall of Fame Village.

On September 21, 2023, CH Capital Lending, LLC (“Lender”), an affiliate of our director Stuart Lichter, succeeded to the rights and obligations of HNB under the Loan Agreement pursuant to the Assignment of Note, Security Instrument and Other Loan Documents. Also, on September 21, 2023, the Company, Retail and Lender entered into the Joinder and First Amendment to Loan Agreement (“First Joinder and Amendment”), pursuant to which (i) the Company becomes a borrower under the Loan Agreement (the Company together with Retail, “Borrower”); (ii) the Loan Agreement is amended to provide that Borrower will have the right to use up to Two Million Dollars($2,000,000) of the loan proceeds for the purpose of paying the costs of construction of the Hall of Fame Village Waterpark which will be owned by the Company or its affiliates or subsidiaries (the “Permitted Purpose”); provided, that in the event Borrower desires to use more than Two Million Dollars ($2,000,000) for the Permitted Purpose, Borrower must obtain the written consent of Lender; and (iii) the Loan Agreement is amended to provide that so long as loan proceeds are used solely for the Permitted Purpose, Lender waives conditions to loan funding up to the amount of $2,000,000, with any future waiver of conditions to additional loan funding subject to the written consent of Lender.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
		Name:	Michael Crawford
		Title:	President and Chief Executive Officer

Dated: September 27, 2023

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